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                                                                      EXHIBIT 17

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                                                                              --------------------------------------------
                                                                                          VOTE BY TELEPHONE
                                                                              --------------------------------------------
                                                                              Have your proxy card available when you call
                                                                              the TOLL-FREE NUMBER 1-800-XXX-XXXX using a
                                                                              touch-tone telephone. You will be prompted
                                                                              to enter your Control Number. Please follow
                                                                              the simple prompts that will be presented to
                                                                              you to record your vote.

                                                                              --------------------------------------------
                                                                                          VOTE BY INTERNET
                                                                              --------------------------------------------
                                                                              Have your proxy card available when you
                                                                              access the website http://www.aimfunds.com.
                                                                              You will be prompted to enter your Control
                                                                              Number. Please follow the simple prompts
                                                                              that will be presented to you to record your
                                                                              vote.

                                                                              --------------------------------------------
                                                                                             VOTE BY MAIL
                                                                              --------------------------------------------
                                                                              Please mark, sign and date your proxy card
                                                                              and return it in the POSTAGE-PAID ENVELOPE
                                                                              provided or return it to: Proxy Tabulator,
                                                                              P.O. Box xxxx, Hingham, MA 02043-xxxx.


--------------------------------------  ---------------------------------------    ------------------------------------
           VOTE BY TELEPHONE                        VOTE BY INTERNET                            VOTE BY MAIL
         Call TOLL-FREE using a                  Access the WEBSITE and                       Return your proxy
           Touch-Tone phone:                        Cast your vote:                          in the POSTAGE-PAID
             1-800-XXX-XXXX                     http://www.aimfunds.com                       envelope provided
--------------------------------------  ---------------------------------------    ------------------------------------

                                                VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                           IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


          YOUR CONTROL NUMBER IS:


                                               PROXY MUST BE SIGNED AND DATED BELOW.
                                  o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o


                       EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF                  PROXY CARD

                                          AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                               (A PORTFOLIO OF AIM INVESTMENT FUNDS)

                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of
Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED,
THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                                                      APPEARS ON THIS PROXY CARD. All joint owners
                                                                      should sign. When signing as executor,
                                                                      administrator, attorney, trustee or guardian
                                                                      or as custodian for a minor, please give
                                                                      full title as such. If a corporation, please
                                                                      sign in full corporate name and indicate the
                                                                      signer's office. If a partner, sign in the
                                                                      partnership name.

                                                                      --------------------------------------------
                                                                      Signature

                                                                      --------------------------------------------
                                                                      Signature (if held jointly)

                                                                      --------------------------------------------
                                                                      Dated

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                                  o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR"
THE APPROVAL OF THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

1.   To elect twelve individuals to the Board of Trustees of AIM Investment                                   WITHHOLD
     Funds, each of whom will serve until his or her successor is elected and                         FOR     AUTHORITY      FOR ALL
     qualified:                                                                                       ALL  FOR ALL NOMINEES   EXCEPT

     01  Frank S. Bayley     04  Albert R. Dowden      07  Carl Frichling      10  Lewis F. Pennock   [ ]         [ ]           [ ]
     02  Bruce L. Crockett   05  Edward K. Dunn, Jr.   08  Robert H. Graham    11  Ruth H. Quigley
     03  Owen Daly II        06  Jack M. Fields        09  Prema Mathai-Davis  12  Louis S. Sklar

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S
     NUMBER ON THE LINE PROVIDED.
                                 ----------------------------------------------------------
                                                                                                      FOR      AGAINST      ABSTAIN

2.   To approve an Agreement and Plan of Reorganization that provides for the                         [ ]        [ ]           [ ]
     combination of AIM Global Consumer Products and Services Fund, a portfolio of AIM Investment Funds, with AIM Global Trends Fund, a portfolio of AIM
     Series Trust.


3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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